               OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
                   Class N Share Certificate (8-1/2" x 11")
                   ----------------------------------------

I.    FACE OF CERTIFICATE (All text and other matter lies within
      -------------------
      8-1/4" x 10-3/4" decorative border, 5/16" wide)

(upper left corner, box with heading: NUMBER [of shares]

                              (upper right  corner)  [share  certificate  no.]
                  XX-000000

                              (upper  right box,  CLASS N SHARES  below  cert.
                  no.)

                            (centered below boxes)
               OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
               ------------------------------------------------
             INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
CERTAIN DEFINITIONS
                                          (box with number) CUSIP 68380G408

(at left)  is the owner of

        (centered) FULLY PAID AND NON-ASSESSABLE CLASS N SHARES OF CAPITAL
                   --------------------------------------------------------
  STOCK WITH THE PAR VALUE OF $.001 EACH OF OPPENHEIMER QUEST INTERNATIONAL
  --------------------------------------------------------------------------
                               VALUE FUND, INC.
                               ----------------
      (hereinafter called the  "Corporation"),  transferable only on the books of the  Corporation by the holder hereof in person or by duly authorized attorney,  upon surrender of this certificate  properly  endorsed.  This certificate  and the shares  represented  hereby are issued and shall be held subject to all of the  provisions of the Articles of  Incorporation of the  Corporation  to all of which  the  holder by  acceptance  hereof assents.  This  certificate  is not  valid  until  countersigned  by the
      Transfer Agent.

      WITNESS the facsimile seal of the  Corporation and the signatures of its duly authorized officers.

      (signature              Dated:            (signature
      at left of seal)                          at right of seal)
      /s/ Brian W. Wixted                       /s/ Robert G. Zack

      TREASURER                           SECRETARY

                             (centered at bottom)
                  1-1/2" diameter facsimile seal with legend
               OPPENHEIMER QUEST INTERNATIONAL VALUE FUND, INC.
                                     SEAL
                                     1990
                                   MARYLAND
(at lower right, printed vertically)                              Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature

II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)
      -------------------

      The following  abbreviations,  when used in the  inscription on the face of this  certificate,  shall be  construed  as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                        (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.
For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

(Please print or type name and address of assignee)

________________________________________________Class  N Shares of  beneficial interest  represented  by the within  certificate,  and do hereby  irrevocably constitute  and appoint  ___________________________  Attorney to transfer the said  shares  on the  books  of the  within  named  Fund  with  full  power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________

                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor

                                    by:
                                              Signature of
                                              Officer/Title

(text printed                 NOTICE:  The  signature(s)  to  this  assignment
must correspond
vertically to right           correspond  with the name(s) as written upon the
face of the
of above paragraph            certificate   in   every   particular    without
alteration or enlargement
                        or any change whatever.

(text printed in              Signatures must be guaranteed by a financial
box to left of                institution   of  the  type   described  in  the
current
signature(s))                 prospectus of the Fund.

PLEASE NOTE: This document contains a watermark  OppenheimerFunds  when viewed at an angle. It is invalid without this "four hands" watermark: logotype

                   THIS SPACE MUST NOT BE COVERED IN ANY WAY